UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-16167                  43-1878297
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Executive Officer of Monsanto Company

     99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Financial Officer of Monsanto Company

ITEM 9.  REGULATION FD DISCLOSURE

     On May 14, 2003, Monsanto Company filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 with the Securities and Exchange Commission ("SEC"). In connection with the filing of the Form 10-Q, on May 14, 2003, Frank V. AtLee III, Chairman of the Board, Chief Executive Officer and President of Monsanto Company, and Terrell K. Crews, Executive Vice President and Chief Financial Officer of Monsanto Company, each signed a Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The
Certifications were submitted to the SEC on May 14, 2003, as required by 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of the Certifications is attached as Exhibits 99.1 and 99.2 hereto.

     We are furnishing the information contained in this report, including the Certifications, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This information and the Certifications are furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2003
                                    MONSANTO COMPANY



                                    By:      /s/ Michael L. DeCamp
                                       ----------------------------------------
                                       Name:  Michael L. DeCamp
                                              Assistant Secretary


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
                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
99.1              Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Executive Officer of Monsanto Company

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by the Chief Financial Officer of Monsanto Company


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